UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 8, 2026

SHARONAI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43129	41-2349750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500, New York, NY	10151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 212-5075

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Common Stock, $0.0001 par value	SHAZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 8, 2026, SharonAI Holdings Inc. (the “Company”) and its wholly-owned, indirect subsidiary, SharonAI Pty Ltd (ACN 645 215 194) (“SharonAI Australia”), entered into a Deed of Release (the “Deed of Release”) with Andrew Leece, a co-founder of the Company and its former Chief Operating Officer. Mr. Leece was previously employed as Chief Operating Officer pursuant to an executive employment contract dated April 30, 2026 (the “Leece Employment Agreement”), the entry into which was previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2026.

Pursuant to the Deed of Release, effective as of September 7, 2026 (the “Variation Date”), the Leece Employment Agreement has been varied such that Mr. Leece’s position has changed from Chief Operating Officer to Head of Strategic Partnerships, in order to provide founder-level sponsorship across the Company’s most important customer, data center and strategic relationships. The appointment of David Burns as Mr. Leece’s successor as Chief Operating Officer was previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 27, 2026.

In connection with the variation of Mr. Leece’s employment, the Deed of Release provides for the following material changes to the terms of the Leece Employment Agreement:

(i) Mr. Leece will continue to receive an annual base salary of AUD$563,380 (which is the USD equivalent of approximately US$400,000 based on an exchange rate of AUD/USD 0.71), excluding statutory superannuation contributions;

(ii) Mr. Leece will receive a fixed short-term incentive outcome of AUD$422,535 for his service as Chief Operating Officer, payable after December 31, 2026, at the same time as other customary STI payments made by the Company to other executives;

(iii) Mr. Leece will be eligible for a variable incentive of up to 6,416 restricted stock units (“RSUs”), subject to achievement of key performance indicators as set by the Company;

(iv) Mr. Leece will retain an aggregate of 151,219 unvested RSUs (the “Retained RSUs”) granted under the SharonAI Inc. 2024 Omnibus Equity Incentive Plan and the SharonAI Holdings Inc. 2025 Omnibus Equity Incentive Plan. The Retained RSUs will continue to vest and be settled in accordance with the terms set out in Schedule 1 to the Deed of Release, notwithstanding the variation of Mr. Leece’s employment, subject to Mr. Leece’s continued compliance with the restrictive covenants set forth in the Leece Employment Agreement. All RSUs previously granted to Mr. Leece other than the Retained RSUs are forfeited as of the Variation Date;

(v) the Leece Employment Agreement is varied to become a fixed-term employment agreement, continuing until March 31, 2027, unless terminated earlier in accordance with the Leece Employment Agreement. The agreement will terminate automatically on March 31, 2027 without the need for either party to provide notice or payment in lieu of notice. The parties may mutually agree in writing to extend this fixed term; and

(vi) Mr. Leece’s existing Indemnification Agreement dated May 5, 2025 with the Company continues in full force and effect and is not superseded, limited or released by the Deed of Release.

The Deed of Release contains mutual releases of claims between the parties relating to the employment, the position, the Leece Employment Agreement, the equity plans, the grant notices and the RSU agreements, in each case for all matters up until the Variation Date. The Deed of Release also includes mutual non-disparagement obligations, confidentiality obligations (subject to exceptions for legal advice, regulatory requirements, stock exchange requirements, current reports on Form 8-K and court proceedings), and a requirement that Mr. Leece continue to comply with the restrictive covenants contained in the Leece Employment Agreement.

Mr. Leece is a co-founder of the Company’s predecessors. Through an entity he controls, Mr. Leece beneficially owns 45,447 shares of the Company’s Class B Super Voting Common Stock, which, together with shares held by the other co-founders, accounts for a significant amount of the voting power in the Company, in addition to other shares of the Company’s Class A Ordinary Common Stock which he beneficially owns.

The description of the Deed of Release set forth above is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K regarding compensatory arrangements are incorporated and made a part of this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Deed of Release, dated September 8, 2026, by and among SharonAI Holdings Inc., SharonAI Pty Ltd and Andrew Leece
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this report and its exhibits that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s reports and filings made with the SEC. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARONAI HOLDINGS INC.

	By:	/s/ James Manning
	Name:	James Manning
	Title:	Chief Executive Officer

Date: September 11, 2026